SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                       FORM 8-K/A

                                     AMENDMENT NO. 1

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15 (d) of the
                             Securities Exchange Act of 1934

Date of Report (date of earliest event reported)    December 30, 1995
                                                    ------------------

                              CINCINNATI MILACRON INC.
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                     (Exact name of registrant as specified in charter)


           Delaware                       1-8475              31-1062125
----------------------------           ----------------    -----------------
(State or other jurisdiction           (Commission File    (I.R.S. Employer
     of incorporation)                   Number)            Identification No.)



4701 Marburg Avenue, Cincinnati, Ohio                              45209
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (513) 841-8100
                                                        ---------------
                                NONE
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(Former name or former address, if changed since last report)


Item 2.        ACQUISITION OR DISPOSITION OF ASSETS
               -------------------------------------

On December 30, 1995 (the "Closing Date"), pursuant to an Asset Purchase Agreement between Cincinnati Milacron Inc. (the "Registrant") and TRINOVA Corporation (the "Purchaser") dated as of December 15, 1995 (the "U.S. Asset Purchase Agreement"), and an Asset Purchase Agreement between Cincinnati Milacron U.K. Limited and TRINOVA Limited dated as of December 15, 1995 (the "U.K. Asset Purchase Agreement"), the Registrant has disposed of and transferred substantially all the assets and liabilities of its Electronic Systems Division ("ESD") to the Purchaser. ESD is engaged in the business of designing and manufacturing controls, control components, software, electronics, motor drives, motor drive components, power panel assemblies and related products for machine tools and plastics processing equipment as well as providing contract services for outside customers. A copy of the U.S. Asset Purchase Agreement and a copy of the U.K. Asset Purchase Agreement are filed herewith as Exhibits 2.1 and 2.2 and reference is made thereto for the complete terms and conditions of these Agreements.

The purchase price was $95,225,000 under the U.S. Asset Purchase Agreement and Pound Sterling 6,850,000 under the U.K. Asset Purchase Agreement. Thus, the total purchase price was approximately $105 million (using the U.S. Dollar/Pound Sterling exchange rate in effect on the Closing Date). In both Agreements, the purchase price was calculated and based on projected balance sheets and is subject to adjustment. The adjustment amount will be calculated as being equal to the differences between the net asset values shown in the projected balance sheets and the net asset values shown in the closing date balance sheets.

Darryl F. Allen, chairman, president and chief executive officer of the Purchaser, is a director of the Registrant. Apart from that, no material relationship exists between the Registrant and the Purchaser or any of its affiliates, directors or officers, or any associate of any such directors or officers.

ESD employs approximately 600 employees and had sales of approximately $90 million in 1995, of which $30 million were to unaffiliated customers.


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

(b)    Pro forma financial information

       The Pro Forma Consolidated Statement of Earnings for the fiscal year ended December 30, 1995 reflecting, on a pro forma basis, the divestiture of the Electronic Systems Division.


Item 7 (b)
                        CINCINNATI MILACRON INC. AND SUBSIDIARIES
                             PRO FORMA FINANCIAL INFORMATION
                          (IN MILLIONS, EXCEPT PER SHARE DATA)
                                       (UNAUDITED)

On February 1, 1995, Cincinnati Milacron Inc. (the "company") completed the acquisition of 99.92% of the outstanding shares of Krupp Widia GmbH ("Widia") from Fried. Krupp AG Hoesch-Krupp ("Krupp") for DM 120.8 million (approximately $79 million based on the exchange rate in effect on that date), which included DM 7.1 million (approximately $4 million) for the settlement of all intercompany liabilities to Krupp as of February 1, 1995. Widia is one of the world's leading producers of metalcutting products and industrial magnets. The company financed the purchase by drawing on its revolving credit facility with its existing bank group which had been amended in December, 1994, to increase the amount of borrowings available thereunder from $130.0 million to $200.0 million, including borrowings denominated in German marks up to an equivalent of $100.0 million.

On July 20, 1995, the company completed the acquisition of Talbot Holdings, LTD. ("Talbot") for approximately $33 million in cash. Talbot is a major supplier of round high-speed steel and carbide metalcutting tools. The transaction was financed through available cash and existing credit lines.

On December 30, 1995, the company completed the sale of its Electronic Systems Division ("ESD") for $105 million in cash subject to post closing adjustments. ESD designs and produces computer controls, software and drives used on the company's machine tools and plastics machinery. It also manufactures electronics and provides contract services for outside customers. In conjunction with the sale, the company entered into a seven-year supply contract with the purchaser for electronic controls used on the company's machine tools and plastics machinery. The proceeds from the sale were used to repay existing bank borrowings and to partially fund the acquisition of the D-M-E Division of The Fairchild Corporation in January, 1996.

The following pro forma consolidated statement of earnings is based on the historical consolidated financial statements of the company, adjusted to give effect to the acquisitions of Widia and Talbot and the sale of ESD. The pro forma consolidated statement of earnings assumes that all transactions occurred as of the first day of the company's 1995 fiscal year. The pro forma consolidated statement of earnings includes one month of Widia's earnings and seven months of Talbot's earnings in the "Historical Widia and Talbot" column. Consistent with the purchase method of accounting used for the acquisitions, the remaining 1995 sales and earnings of Widia and Talbot are included in the "Historical Cincinnati Milacron" column. The company filed a Current Report on Form 8-K dated February 1, 1995 relating to the acquisition of Widia, which was amended by a filing on Form 8-K/A, Amendment No. 1. The amended filing included audited financial statements of Widia and pro forma financial statements giving effect to the acquisition of Widia as of and for the year ended December 31, 1994. A Current Report on Form 8-K for the Talbot acquisition was not required to be filed. A pro forma consolidated balance sheet as of the end of the company's 1995 fiscal year is not included herein because the effects of all transactions are reflected in the consolidated balance sheet included in the company's Annual Report on Form 10-K for its fiscal year ended December 30, 1995.

The pro forma consolidated statement of earnings does not purport to present what the company's results of operations would actually have been had the acquisitions and divestiture occurred on the first day of the company's 1995 fiscal year, or purport to project the company's results of operations for any future period. The pro forma consolidated statement of earnings reflects certain assumptions described in the accompanying notes. The pro forma consolidated statement of earnings and accompanying notes should be read in conjunction with the audited consolidated financial statements of the company and the related notes thereto which are included in the company's Annual Report on Form 10-K for its fiscal year ended December 30, 1995, and the company's Current Report on Form 8-K dated December 30, 1995 (all filed with the Securities and Exchange Commission).


                        CINCINNATI MILACRON INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                    YEAR ENDED DECEMBER 30, 1995
                                                    ----------------------------

                                                                                                 Cincinnati
                                                      Historical  Historical    Acquisition       Milacron,
                                                      Cincinnati   Widia and     Pro Forma        Widia and
                                                     Milacron(a)   Talbot(b)    Adjustments        Talbot
                                                    ------------  ----------    -----------      ----------

Sales . . . . . . . . . . . . . . . . . . . . . .     $ 1,649.3      $ 45.2       $  -            $ 1,694.5
Cost of products sold . . . . . . . . . . . . . .       1,238.3        31.5          0.3 (c)        1,270.2
                                                                                     0.1 (d)
                                                      ---------      ------       ------          ---------
  Manufacturing margins . . . . . . . . . . . . .         411.0        13.7         (0.4)             424.3

Other costs and expenses
  Selling and administrative. . . . . . . . . . .         301.4         9.0          -                310.4
  (Gain) on disposition of
    businesses. . . . . . . . . . . . . . . . . .         (71.0)        -            -                (71.0)
  Integration charge. . . . . . . . . . . . . . .           9.8         -            -                  9.8
  Minority shareholders' interests in
    earnings of subsidiaries. . . . . . . . . . .           2.3         -            -                  2.3
  Other - net . . . . . . . . . . . . . . . . . .           9.4         1.7          -                 11.1
                                                      ---------      ------       ------          ---------


    Total other costs and expenses. . . . . . . .         251.9        10.7          -                262.6
                                                      ---------      ------       ------          ---------
Operating earnings. . . . . . . . . . . . . . . .         159.1         3.0         (0.4)             161.7

Interest
  Income. . . . . . . . . . . . . . . . . . . . .           3.2          .2          -                  3.4
  Expense . . . . . . . . . . . . . . . . . . . .         (28.0)        (.2)        (1.5)(e)          (29.7)
                                                      ---------      ------       ------          ---------


    Interest - net. . . . . . . . . . . . . . . .         (24.8)        -           (1.5)             (26.3)
                                                      ---------      ------       ------          ---------

Earnings before income taxes. . . . . . . . . . .         134.3         3.0         (1.9)             135.4

Provision for income taxes. . . . . . . . . . . .          28.7         1.0          -                 29.7
                                                      ---------      ------       ------          ---------
Net earnings. . . . . . . . . . . . . . . . . . .      $  105.6      $  2.0       $ (1.9)         $   105.7
                                                      =========      ======       ======          =========

Earnings per common share . . . . . . . . . . . .         $3.04                                      $ 3.05
                                                          =====                                      ======

Weighted average number of
  common shares and common
  share equivalents
  outstanding . . . . . . . . . . . . . . . . . .          34.6                                        34.6
                                                           ====                                        ====


See Notes to Pro Forma Consolidated Statement of Earnings.



                                                             YEAR ENDED DECEMBER 30, 1995
                                                              ----------------------------
                                                                                                Cincinnati
                                                    Cincinnati                                   Milacron,
                                                     Milacron,                  Divestiture       Widia,
                                                     Widia and    Historical     Pro Forma        Talbot,
                                                      Talbot        ESD (f)     Adjustments      Less ESD
                                                    ----------    ----------    -----------     ----------

Sales . . . . . . . . . . . . . . . . . . . . . .   $ 1,694.5     $ (90.7)       $ 60.7 (g)      $1,664.5
Cost of products sold . . . . . . . . . . . . . .     1,270.2       (71.6)         61.3 (g)       1,260.3
                                                                                     .4 (h)
                                                    ---------     --------       ------          --------

  Manufacturing margins . . . . . . . . . . . . .       424.3       (19.1)         (1.0)            404.2

Other costs and expenses
  Selling and administrative. . . . . . . . . . .       310.4        (5.2)          -               305.2
  (Gain) on disposition of
    businesses. . . . . . . . . . . . . . . . . .       (71.0)        -             -               (71.0)
  Integration charge. . . . . . . . . . . . . . .         9.8         -             -                 9.8
  Minority shareholders' interests in
    earnings of subsidiaries. . . . . . . . . . .         2.3         -             -                 2.3
  Other - net . . . . . . . . . . . . . . . . . .        11.1         -             -                11.1
                                                    ---------     -------        ------          --------

      Total other costs and expenses. . . . . . .       262.6        (5.2)          -               257.4
                                                    ---------     -------        ------          --------

Operating earnings. . . . . . . . . . . . . . . .       161.7       (13.9)         (1.0)            146.8

Interest
  Income. . . . . . . . . . . . . . . . . . . . .         3.4         -             -                 3.4
  Expense . . . . . . . . . . . . . . . . . . . .       (29.7)        -             7.1 (i)         (22.6)

                                                    ---------     -------        ------           -------
    Interest - net. . . . . . . . . . . . . . . .       (26.3)        -             7.1             (19.2)


Earnings before income taxes. . . . . . . . . . .       135.4       (13.9)          6.1             127.6

Provision for income taxes. . . . . . . . . . . .        29.7         -            (1.4)(j)          28.3
                                                    ---------     -------        ------          --------
Net earnings. . . . . . . . . . . . . . . . . . .   $   105.7     $ (13.9)       $  7.5          $   99.3
                                                    =========     =======        ======          ========

Earnings per common share . . . . . . . . . . . .       $3.05                                      $ 2.87
                                                        =====                                      ======

Weighted average number of
  common shares and common
  share equivalents
  outstanding . . . . . . . . . . . . . . . . . .        34.6                                        34.6
                                                         ====                                        ====


See Notes to Pro Forma Consolidated Statement of Earnings.



        CINCINNATI MILACRON INC. AND SUBSIDIARIES
      NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                YEAR ENDED DECEMBER 30, 1995
                         (IN MILLIONS)


(a) In the "Historical Cincinnati Milacron" column, the gain on the sale of ESD of $66.0 million ($52.4 million after tax) is included on the line captioned "(Gain) on disposition of businesses."


(b) The amounts in the "Historical Widia and Talbot" column represent the following:

          - Unaudited historical results of operations of Widia for the month of January, 1995, which were derived from Widia's internal financial statements. (Results of operations for Widia for the remainder of 1995 are included in the "Historical Cincinnati Milacron" column.)

          - Unaudited historical results of operations of Talbot for the first seven months of 1995, which were derived from the internal financial statements of Talbot. (Results of operations for Talbot for the remainder of 1995 are included in the "Historical Cincinnati Milacron" column.)

(c) Amortization expense of $.3 million related to acquisition-basis goodwill. Total goodwill recorded for the acquisitions was $51.4 million and is being amortized over 40 years on the straight-line method.

(d) Additional depreciation expense of $.1 million related to the adjustment of the historical value of Talbot's property, plant and equipment to fair value.

(e) Interest expense of $.4 million for Widia for one month on borrowings totaling $80.6 million and $1.1 million for Talbot for seven months on borrowings totaling $34.4 million.

(f) The amounts in the "Historical ESD" column are derived from the audited combined statement of revenues and direct operating expenses of ESD for the fiscal year ended December 30, 1995.

(g) Adjustment to eliminate the effects of intercompany sales of $60.7 million by ESD to other divisions and subsidiaries of the company, the related cost of products sold of $50.1 million, and the related intercompany profit of $11.2 million. In the "Historical Cincinnati Milacron" column, the effects of intercompany transactions have been eliminated but they are included in the amounts related to ESD in the "Historical ESD" column.

(h) Reversal of direct corporate charges of $.4 million representing fees for ESD's use of certain centralized functions such as accounts payable, payroll and computer services, the cost of which will not be eliminated as a result of the sale.

(i) Reduction of historical interest expense of $7.1 million assuming that the proceeds from the sale of ESD were utilized to repay the company's existing bank borrowings.

(j) Reduction of the provision for income taxes relating to both the historical ESD earnings and the divestiture pro forma adjustments utilizing the company's effective tax rate.



                                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cincinnati Milacron Inc.
                                    ----------------------------
                                    (Registrant)




                                    By: /s/ Ronald D. Brown
                                    ----------------------------
                                    Ronald D. Brown
                                    Vice President - Finance
                                    and Chief Financial Officer




Date:  March 14, 1996


                               CINCINNATI MILACRON INC. AND SUBSIDIARIES
                                           INDEX TO EXHIBITS



The following Exhibits are included with this Form 8-K.

Exhibit                                                         Sequential
Number        Description of Exhibit                           Page Number

2.1           U.S. Asset Purchase Agreement                           *
              dated as of December 15, 1995,
              between Cincinnati Milacron Inc.,
              a Delaware corporation, and
              TRINOVA Corporation, an Ohio
              Corporation (Schedules and
              Exhibits have been omitted
              pursuant to Item 6.01(b)(2) of
              Regulation S-K.  Such Schedules
              and Exhibits are listed and
              described in the U.S. Asset
              Purchase Agreement.  The
              Registrant hereby agrees to
              furnish to the Securities and
              Exchange Commission, upon its
              request, any or all of such
              omitted Schedules and Exhibits).


2.2           U.K. Asset Purchase Agreement                           *
              dated as of December 15, 1995,
              between Cincinnati Milacron U.K.
              Limited, a company incorporated
              in England and Wales and TRINOVA
              Limited, a company incorporated
              in England and Wales (Schedules
              and Exhibits have been omitted
              pursuant to Item 6.01(b)(2) of
              Regulation S-K.  Such Schedules
              and Exhibits are listed and
              described in the U.K. Asset
              Purchase Agreement.  The Registrant
              hereby agrees to furnish to the
              Securities and Exchange Commission,
              upon its request, any or all of
              such omitted Schedules and
              Exhibits).



* Previously filed.